UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2019

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 739-7825

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $.001 par value per share	WORX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2019, SCWorx Corp. (the “Company”) and John Price, the Company’s Chief Financial Officer, mutually agreed that Mr. Price would cease to be employed by the Company in any capacity, effective immediately. In addition, on October 25, 2019, the Board of Directors appointed Marc S. Schessel, Chief Executive Officer and Chairman of the Board of Directors of the Company, as interim Chief Financial Officer.

In conjunction with the termination of his employment, the Company and Mr. Price executed a Settlement Agreement and Mutual Release (the “Settlement Agreement”) pursuant to which Mr. Price agreed that his existing employment agreement would be deemed terminated without cause and that Mr. Price would continue to provide transitional assistance to the Company for a period of 90 days from the date of his termination (the “Transition Period”). In addition, the Company agreed to pay Mr. Price an adjusted annual base salary of $150,000 during the Transition Period, as well issue him 75,000 shares of restricted stock pursuant to the Company’s Amended and Restated 2016 Equity Incentive Plan, with 25,000 shares issuable eon the second trading day following the filing by the Company of its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019 and the remaining 50,000 shares issuable on January 2, 2020.

The foregoing description is qualified in its entirety by reference to the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement and Mutual Release, dated October 25, 2019, between SCWorx Corp. and John Price.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2019	SCWorx Corp.

	By:	/s/ Marc S. Schessel
		Name:	Marc S. Schessel
		Title:	Chief Executive Officer